U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2005

COMMISSION FILE NUMBER:

Celtron International, Inc.

(Exact name of registrant as specified in its charter)

Nevada

Nevada

91-1903590

______________________________

____________________

 (State of incorporation or organization)

(I.R.S. Employer I.D. No.)

(State or jurisdiction of incorporation

563 Old Pretoria Road

Midrand, South Africa

S9 1658

-----------------------------

------------

(address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number: 2783-785-4584

Not applicable

______________________________________________________

(Former name or former address, if changed since last report)

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 9, 2005, the Registrant engaged a new independent accountant, Cordovano and Honeck, LLP, 201 Steele Street, Denver, Colorado, to replace its former independent accountant, Stark Winter Schenkein, who resigned without issuing a report on the Registrant’s financial statements.

The decision to change accountants was approved by the registrant’s board of directors.  The report on the Registrant’s financial statements for the year ended December 31, 2003 was issued by Cordovano and Honeck, and did not contain an adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles, except that the report on the financial statements for the year ended December 31, 2003 contained a going concern qualification.

During the two most recent fiscal years, and the interim period preceding the resignation of Stark Winter Schenkein, there were no disagreements with the Registrant’s independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the independent accountants, would have caused them to make reference to the subject matter of the disagreements in connection with the reports.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2005

Celtron International, Inc.

/s/ Allen Harington

_ _____________________________

By: Allen Harington, Chief Executive Officer